GMO SERIES TRUST

GMO Global Asset Allocation Series Fund

Supplement dated May 8, 2018 to the

Summary Prospectus, dated June 30, 2017

Reduction of Class PS Administration Fees

Effective May 8, 2018 (the “Effective Date”), Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reduce the administration fee paid by GMO Global Asset Allocation Series Fund (the “Fund”), a series of GMO Series Trust (the “Trust”), in respect of its Class PS shares from the annual rate of 0.20% of the average daily net asset value attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

As of the Effective Date, the section appearing on page 1 of the Summary Prospectus captioned “Fees and expenses” and the section appearing on page 2 of the Summary Prospectus captioned “Example” are replaced with the following:

Fees and expenses

The tables below describe the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0.00%	0.15%[1]
Redemption fee (as a percentage of amount redeemed)	0.00%	0.15%[1]

Annual Fund operating expenses2

(expenses that you bear each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6	Class PS
Management fee[3]	0.00%	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%[5]
Other expenses	0.01%	0.01%	0.01%	0.01%
Acquired fund fees and expenses[6]	0.58%	0.58%	0.58%	0.58%
Total annual fund operating expenses	0.89%	0.74%	0.64%	0.79%
Expense reimbursement[7]	(0.01%)	(0.01%)	(0.01%)	(0.11%)
Total annual fund operating expenses after expense reimbursement	0.88%	0.73%	0.63%	0.68%

1 These amounts are paid to and retained by GMO Global Asset Allocation Fund (“GAAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The information in this table and in the Example below reflects the expenses of both the Fund and GAAF.

3 Neither the Fund nor GAAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which GAAF invests.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of its Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net asset value attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2019, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

6 These indirect expenses include interest expense that may be incurred by certain underlying funds and also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees), indirect interest expense, and indirect transaction fees were approximately 0.48%, less than 0.01%, and 0.10%, respectively.

7 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2018, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement noted in the expense table and all amounts shown include the expenses of both GAAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class R4	$120	$327	$551	$1,196	$105	$310	$533	$1,173
Class R5	$105	$280	$470	$1,019	$89	$263	$452	$997
Class R6	$95	$249	$416	$900	$79	$232	$397	$878
Class PS	$100	$286	$487	$1,069	$84	$269	$469	$1,047